SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 1997

                   Atlantic International Entertainment, Ltd.
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             (Exact name of registrant as specified in its charter)


      Delaware                        0-27256                    13-3858917
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 (State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


        200 East Palmetto Park Road, Suite 200, Boca Raton, Florida 33431
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (561) 393-6685


         2290 Corporate Boulevard, Suite 311, Boca Raton, Florida 33431
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         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER ITEMS.

The Company is making this statement in order to satisfy the "safe harbor" provisions contained in the Private Securities Litigation Reform Act of 1995. This Report on Form 8-K includes forward-


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looking  statements  relating to the  business of the  Company.  Forward-looking statements  contained herein or in other statements made by the Company are made
based  on  Management's   expectations  and  beliefs  concerning  future  events
impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company, that could cause actual results of the Company to differ materially from those matters expressed in or implied by forward-looking statements. The Company believes that the following factors, among others, could affect its future performance and cause actual results of the Company to differ materially from those expressed in or implied by forward-looking statements made by or on behalf of the Company;
(a) general economic, business and market conditions; (b) competition; (c) the success of advertising and promotional efforts; (d) trends within the Internet Gaming and Internet Supply Provider industries; (e) the existence or absence of adverse publicity; (f) changes in relationships with the Company's major customers or in the financial condition of those customers; and (g) the adequacy of the Company's financial resources and the availability and terms of any additional capital. Such forward-looking statements are based on assumptions that the Company will continue to design, market and provide successful new services, that competitive conditions will not change materially, that demand for the Company's services will continue to grow, that the Company will retain and add qualified personnel, that the Company's forecasts will accurately anticipate revenue growth and the costs of producing that growth, and that there will be no material adverse change in the Company's business. In light of the significant uncertainties inherent in the forward-looking information included
in  this  Form  8-K,   actual   results   could  differ   materially   from  the
forward-looking information contained herein.

HOSKEN CONSOLIDATED INVESTMENTS, LTD. TRANSACTION

On April 30, 1998, the Company entered into a Securities Purchase Agreement with Hosken Consolidated Investments, Ltd., a South African corporation for the purchase of 1,000,000 shares of the Company's Common Stock at $4.00 per share. Hosken is engaged in the technology industry, including cellular, telecommunications, video gaming and media. In addition, the Company, through a South African subsidiary will expand marketing and distribution of its products with the assistance of Hosken and its related company.

COMS21 LIMITED TRANSACTION

On May 21, 1998, the Company's wholly owned subsidiary, AIE, Australia, Ltd. ("AIEA") filed with the Australian Securities Commission Part A of the Offer for the acquisition for an Australian listed company, Coms21 Limited. Company is offering Coms21 shareholders and option holders stock in the Company. If AIEA acquires 100% of the securities of Coms21, the Company will exchange 9,700,000 shares of the Company's Common Stock, through AIEA. The transaction is valued at approximately $40,000,000.00 (US). Coms21 was selected as an acquisition target by the Company because of its proprietary "Smartcard" technology which will be marketed to the customers of the Company's Interactive and Internet software to facilitate cash transactions over the Internet. In addition, Coms21 has marketing and distribution channels in China. The Company views China as the largest growth market for its software products after Australia and South Africa.




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REGISTRATION STATEMENT FILING

Contemporaneously with the Offer to acquire the securities of Coms21 described above, the Company intends to file a Registration Statement on Form S-1 with the Securities and Exchange Commission to register all of the shares of Common Stock acquired by the Coms21 securities holders and the most of the shares currently owned by the principal stockholders and others of the Company that bear restrictive legends. The Company intends to use its commercially reasonable best efforts to file the above registration statement with the Securities and Exchange Commission for the registration of the shares of Common Stock and to maintain the effectiveness of such registration statement for a period of one year. The Company believes that, during the period of effectiveness of such registration statement, some of the Company's principal stockholders may sell all or any of the shares of Common Stock without restriction.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS.

Exhibit Number        Description of Document
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10.1                 Securities Purchase Agreement,  dated as of April 30, 1998, between  Atlantic  International  Entertainment,  Ltd.  and
                     Hosken  Consolidated  Investments,   Ltd.  Incorporated  by
                     reference to Exhibit 10.5 to the Company's Form 10-KSB dated May 26, 1998.

10.2* Offer by Atlantic International Entertainment, Ltd. to purchase the securities of Coms21 Limited, dated May 21, 1998, together with Part A thereof.

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Included herewith
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.

Dated: May 27, 1998                   By: /s/ Norman J. Hoskin
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                                          Name:  Norman J. Hoskin
                                          Title: Chairman